SUPPLEMENT TO THE PROSPECTUSES
                                                    of
                                      KEYSTONE STRATEGIC INCOME FUND
                                               (the "Fund")
                                                   Dated
                            November 29, 1996 as Supplemented January 1, 1997
                                                    and
                            December 10, 1996 as Supplemented December 11, 1996


         The section of each of the Prospectuses entitled "Portfolio Manager" under "Fund Management and Expenses" is hereby supplemented to reflect the following:

Portfolio Managers

     The Portfolio Managers of Keystone Strategic Income Fund are Christopher P. Conkey, Prescott B. Crocker and Richard A. Wisentaner. Mr. Conkey is Chief Investment Officer of Fixed Income and Head of the High Grade Bond Team for Keystone Investment Management Company. He has managed the portion of the Fund's portfolio invested in U.S. government securities since 1993. Mr. Conkey, who joined Keystone in 1988, manages a variety of high quality bond funds. He is a member of Keystone's Investment Policy Committee and is responsible for directing the strategy creation process for all high grade products. Mr. Conkey has 14 years of investment experience.

     Mr. Crocker is a Senior Vice President, Senior Portfolio Manager and Head of the High Yield Bond Team at Keystone Investment Management Company. Mr. Crocker began serving as the manager of the domestic high yield bond portion of the Fund's portfolio when he joined Keystone in 1997. Prior to joining Keystone, Mr. Crocker was President and Chief Investment Officer at Boston Security
Counsellors, a private accounts investment management firm, and Managing Director and Portfolio Manager at Northstar Investment Management. Mr. Crocker has 25 years of experience in fixed income investment management.

     Mr. Wisentaner is a Vice President and Portfolio Manager on the High Grade Bond Team at Keystone Investment Management Company and the lead corporate bond strategist for the Team. Mr. Wisentaner began managing the international portion of the Fund's portfolio in 1997. He served for two years as a Fixed Income Analyst with Keystone's International Team. Prior to joining Keystone, Mr. Wisentaner was a Corporate Bond Analyst at State Street Research and Management for four years. Mr. Wisentaner has 11 years of investment experience.


May 16, 1997